December 2007
Investor Presentation
www.ctscorp.com

This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, or statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward-
looking statements, which speak only as of the date hereof. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation, rapid technological change and general market conditions in the automotive, communications and computer industries; reliance on key customers; CTS’ ability to protect its intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks; and the impact of the accounting misstatements at its Moorpark and Santa
Clara, California locations, including the results or the impact of the SEC’s informal inquiry into these misstatements.
For more detailed information on the risks and uncertainties associated with CTS’ business, see the reports CTS files with the SEC. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.
Safe Harbor Statement

Automotive
Electronic
Components
EMS Operations
Global Operations

®
®
Automotive
EC
EMS
Major Customers

Based on sales for the last four quarters through September 2007
Total CTS
EMS
59%
 Components
 & Sensors
 41%
Automotive
27%
Communications
5%
Other
9%
Communications
15%
Computer
19%
Industrial/
Medical
17%
Defense/
Aerospace
 8%
Segments
Sales By Market

Based on origin of sales
Regions
Customers
Top
2
Diversified Customer and Geographic Base
Increasing Manufacturing in Low Cost Regions
Low Cost
Manufacturing 42%
Sales Diversification

Overall Growth Target: 7% - 12%
Growth Drivers 2007-2010
Components & Sensors Segment
 – Automotive
 • Increasing penetration of Asian customers (eg. Toyota, Honda, Chery)
 • New products and product extensions being introduced (eg. Smart Actuators, and Turbocharger sensors)
 • Tighter emissions regulations will drive growth
 – For light vehicles, adjacent / commercial markets and Asian markets like China and India
 – Electronic Components
 • Communications infrastructure: New customers and products
 • Military electronics: Network-centric military communications
 • Piezoceramics: Extending range of capabilities (eg. Alpha Ceramics acquisition)
EMS Segment
 – Focus on higher value-add / margin niche businesses (eg. Industrial, Defense and Aerospace, and Medical)
 • Focus areas growing 20% plus per annum
 • All EMS sites have achieved ISO13485 Medical Certification (New Hampshire in 2007)
 • Scotland achieved AS9100 Aerospace Certification in 2007 complementing two existing facilities with similar certifications.
 • Launched NPI Center and express prototyping service
Mergers and Acquisitions
 – New process to streamline target identification, evaluation and execution
 – Acquired Alpha Ceramics to add “hard” piezo capabilities
 – Two acquisition candidates with revenue in $15 - $25M range under negotiations

Realignment of Operations and
Workforce Reductions
• Workforce Reduction Announced December 12
 – 103 positions eliminated
 – Broad-based throughout CTS, mostly non-U.S.
• Enhanced Shared Services Model and Product Line Transfers
 – Combined manufacturing support functions at locations that serve more than one business
 – Transferred product lines to better serve key customers and leverage capacity
    Financial Impact
  Total expected cost of $3.0 - $3.5M, mostly severance
  Payback expected in one year
  Expected to Contribute Six Cents to EPS in 2008

Strategy
• Aggressively expand product base.
 – Content growth > unit growth.
• Broaden customer base.
• Leverage product/market strength into Asian market.
• Penetrate adjacent / commercial markets.
Targeting Double-Digit Growth Over
2008-2010
Automotive Products

Leveraging Capabilities Into New Market Segments To
Drive Profitable Growth
Expanding Automotive Business Into
Adjacent Markets
• Early Success in Serving Adjacent Markets: SETPS for
 Motorcycles
• New Opportunities in Larger Commercial Applications: Smart
 Actuators for Diesel Engines in Trucks, Ag and Construction
 Equipment
 – Brushless actuators with integrated position sensor for engine controls uses technology based on CTS collaboration with Sonceboz SA
 – Today annual revenues are under $10M. Commercial Market Size estimated at $500 million
• CTS is Pursuing Strategic Opportunities to Potentially Achieve
 $100M in Incremental Sales by 2012

Awarded 66 Platforms
• CTS currently supplies 10
 major customers in North
 America, Europe and Asia.
Total
Available
Market
(Including Pedal Sensors)
$150
$223
$266
$361
$381
$330
CTS Accelerator Pedal Modules Offer
Performance, Quality and Cost Advantages
CTS Sales $ in Millions
$400
Actual
$408
$414
Accelerator Pedal Module

CTS Sales $ in Millions
Asia Over 50% of
 Growth
Actual
10 Year Projected Growth In Vehicle Sales
(17M Units)
China regulations driving
local content
CTS Operations in
Taiwan and China
New Zhongshan facility
fully operational
Asian Automotive Growth

Strategy
• Focus on higher margin engineered
 components.
• Launch innovative and differentiating new products.
• Expand into new customers and applications.
• Leverage our global footprint and Asian manufacturing.
• Acquisitions to expand technology and product range
 (eg. Alpha).
Leveraging Growth Opportunities
Electronic Components

Ceramic Filters
Frequency
Components/Modules
Resistor
Diversified Product/Market Portfolio
PZT
Switches
PRODUCTS
Consumer
Industrial/Other
(incl. Hydrophones/Printers)
Communications
(Primarily Infrastructure
Applications)
Computer
MARKETS
Medical
Defense/Aerospace
Based on 2006 Sales
Electronic Components - Sales

OCXO
RF
 Module
Filter
WiMAX
Optical Networking
Cellular
Repeaters
Wireless
Base Station
Satellite
Communications
Infrastructure Sales
$ Millions
Major/New Customers
Alcatel - Lucent, Cisco,
Huawei 3-Comm, Motorola,
Nokia - Siemens, Powerwave
Electronic Components -
Communications Infrastructure

Sales
$ in Millions
Medical Ultrasound
 Wide Format
Inkjet Printer Head
Undersea Energy
Exploration
Aerospace
Soft and Hard Piezo
Ceramic Material
• Newly acquired “hard” piezo technology to complement existing “soft”
 piezo capabilities
• Potential opportunities in actuator technology due to broader capabilities
 - Micro pump, haptics and linear motors
 - Market size could reach > $200 million with 10%+ share
New Piezo Capabilities Is Expected to Spur
Innovation and Profitable Growth
$10M
Actuator
Driven
Alpha
Current
(Soft Pzt)
Electronic Components -
Piezo Electronic Elements

i Target customers with complex needs.
i Target niche sectors - defense, aerospace, medical
 industrial.
i Provide turnkey services, design to direct ship.
i Leverage geographic footprint
 – Local NPI and global volume assembly
 – Global sourcing
Strategy
Electronics Manufacturing Solutions

TIER 2
4Medium/ Regional/Global
 $200M - $2B
4Optimized to High Mix -
 Medium Volume
g Medium - Large OEMs
g High Mix; Medium Volume
g Special Needs
CUSTOMER
Characteristics/Needs
EMS Companies
EMS Industry

Computer
First Nine Months 2007
• Complexity, design capabilities, and
 higher service levels
• Stronger customer relationships
• Higher barriers to entry due to
 certifications, etc.
• Higher margins
• Averaged five new customers per
 quarter
Improved Customer/Market Mix
Computer
Communications
Other
68%
29%
2004
Characteristics of Target Markets
EMS Business

Financial Summary
Definitions and reconciliation of non-GAAP financial terms are included in the
Appendix of this presentation and on CTS’ Web site at www.ctscorp.com

New Products/Acquisition Driving Sales Growth
$ in Millions
First Nine Months
Sales

Earnings Growing Faster Than Revenues
Note: Excludes restructuring
  Consensus includes Sidoti, Bear Stearns and Goldman Sachs
EPS (adjusted)

Target Adjusted Return on Invested
Capital (ROIC)
 OPERATING
MARGIN
AFTER-TAX
(NOPAT
Margin)
 INVESTED CAPITAL TURNOVER
Overall ROIC Improvement on Track
2003
2004
2005
4%
2%
6%
8%
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0%
ROIC
10%
12%
4.0
EMS
Components
 & Sensors
7.9%
2006

Capital Expenditures
Normal Level
3%
Controllable Working Capital*
Target
13%
* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.
Efficient Utilization of Capital
4%
Balance Sheet Management

Strong Free Cash Flow Indicates Quality of Earnings
$ in Millions
Net Earnings and Free Cash Flow

Strong Balance Sheet
Supports Growth and Shareholder Value Initiatives
Current
Capital Structure
Total Debt to Capitalization
195
Total Debt
Cash
Debt to Capitalization
66
Equity
Capital Structure

Expect EPS Growth > Sales Growth
Value Proposition
• Positioned in high-growth markets.
• Positive cash flow.
• Leverageable capacity and operating structure.
• Strong balance sheet and conservative capital structure.
• Acquisitions and buybacks

APPENDIX

Position Sensors:
 Throttle Valve
 Exhaust Gas Re-circulating
Accelerator
Pedal Modules:
Pedal Position Sensors
Fuel Level
Sensing
Seat Belt
Tension Sensors
Electric Actuators:
 Active Manifolds
 Turbochargers
 Diesel Systems
Automotive Product Applications

Enterprise Virtual Array Systems
Storage
Infrastructure
Communication
Infrastructure
GSM BTS
Network Routers
3G Apps
IP Infrastructure
CDMA BTS
Wireless LAN Arrays
Medical
Devices &
Equipment
Defense &
Aerospace
Pain Management
Glucose Monitoring
CO2 Cabinets
Blood Analysis
Ophthalmology
Heart Defibrillator
Thermal Weapons
Secure Phone System
Radar Systems
Defense Comms
Airport Explosives Detection
Industrial
Applications
CNC Lathes
Process Controls
Test & Measurement
Security
Ultra High-End Workstation
HVAC
Missile Systems
Modular Storage Arrays
RAID Cards
EMS Product Applications

 Resistor &
Frequency Products
 Frequency Filters
and RF Modules for
Infrastructure
 Variable Resistors,
Encoders & Switches
Router
Storage
Test System
Game Controller
Server
Instrument
Piezoelectric
Medical Ultrasound
 Wide Format
Inkjet Printer Head
Undersea Energy
Exploration
WiMAX
Wireless
Base Station
Telematics
Washing Machine
Garage Door
Opener
Home Repeater
Aerospace
Electronic Components Product
Applications

Electronic Components
Major CTS Competitors
PRODUCTS
Automotive Products
 Frequency Products - Infrastructure
 Ceramic Filters
 Resistor Networks
Electronics Manufacturing Services
COMPETITION
AB Electronics, Alps, Bosch, Delphi, Denso,
Hella, Mikuni, SiemensVDO
C-MAC, M/A Com, Mtron, Raltron, Pericom,
Sirenza, Vectron, Z-Comm
Murata, TDK, UBE
BI Tech, Bourns, KOA, Vishay
Axiom, Celestica, Flextronics, Jabil,
LaBarge, Note, Plexus, Sanmina-SCI,
Simclar, Sypris Electronics, TT EMS

Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.
Financial Summary

Note: Data shown excludes restructuring costs, income tax adjustments related to repatriation and material asset gains.
Other Financial Data - Income Statement

Other Financial Data -
Balance Sheet Metrics

CTS Corporation
Appendix 1

CTS Corporation
Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	2006			2005		Full Year
	Q3	Q2	Q1	Q4	Q2	2005	2004	2003	2002

Earnings per share	$0.16	$0.14	$0.13	$0.19	$0.10	$0.53	$0.53	$0.36	$(0.54)

Tax affected charges (credits) to reported earnings per share:
Restructuring, restructuring-related, and asset impairment charges	0.02	0.03	0.04					0.10	0.45
Customer reimbursement									(0.07)
Gain on sale of excess equipment less LTCC severance				(0.02)		(0.02)
Gain on sale of excess Canadian land							(0.05)
Total tax affected adjustments to reported earnings per share	0.02	0.03	0.04	(0.02)	-	(0.02)	(0.05)	0.10	0.38

Tax impact of cash repatriation				0.03	0.11	0.14
Impact of reversal of tax reserves					(0.04)	(0.04)		(0.22)

Adjusted earnings per share	$0.18	$0.17	$0.17	$0.20	$0.17	$0.61	$0.48	$0.24	$(0.16)

CTS Corporation
Free Cash Flow
($ in millions)

	2007	2007			2006				2005				Full Year
	YTD	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2006	2005	2004	2003	2002

Cash flows provided from (used by) operations	$31.2	$15.7	$11.4	$4.1	$18.7	$11.1	$14.8	$2.6	$14.8	$5.1	$13.7	$10.9	$47.2	$44.5	$14.0	$25.7	$24.1
Capital expenditures	(9.3)	(3.0)	(3.6)	(2.7)	(4.7)	(5.2)	(3.4)	(2.5)	$(2.5)	(6.6)	(2.9)	(3.0)	(15.8)	(15.0)	(12.7)	(9.0)	(12.8)

Free cash flow	$21.9	$12.7	$7.8	$1.4	$14.0	$5.9	$11.4	$0.1	$12.3	$(1.5)	$10.8	$7.9	$31.4	$29.5	$1.3	$16.7	$11.3

CTS Corporation
Definition of Financial Term-"Controllable Working Capital as % of Annualized Sales"
($ in millions)

	December 31,	December 31,
	2006	1999

Net Accounts Receivables	$106.0	$124.7
Net Inventory	60.5	78.9
Accounts Payables	(78.2)	(68.3)

Controllable Working Capital	88.3	135.3

Controllable Working Capital %	12.7%	20.0%

CTS Corporation
Definition of Financial Term-"Total Debt to Capitalization"
($ in millions)

	2007			2006				2005				2004	2003	2002	2001	2000
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4	Q4	Q4	Q4

Notes payable	$1.9	$1.5	$3.5	$5.4	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3	$-	$-	$-	$7.4
Current portion of long-term debt	-	-	-	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.5	-		28.4	27.5	10.0
Long-term debt	60.0	60.0	60.0	60.6	60.6	64.3	68.2	68.3	94.7	85.6	133.9	94.2	75.9	67.0	125.0	178.0

Total debt	61.9	61.5	63.5	66.2	70.3	76.6	82.5	81.8	97.9	88.9	137.9	97.5	75.9	95.4	152.5	195.4
Total shareholders' equity	329.6	325.5	323.6	319.0	346.5	339.5	333.6	328.1	323.8	322.7	324.3	310.7	294.2	265.0	242.9	246.4

Total capitalization	$391.6	$387.0	$387.1	$385.2	$416.8	$416.1	$416.1	$409.9	$421.7	$411.6	$462.2	$408.2	$370.1	$360.4	$395.4	$441.8

Total debt to capitalization	15.8%	15.9%	16.4%	17.2%	16.9%	18.4%	19.8%	20.0%	23.2%	21.6%	29.8%	23.9%	20.5%	26.5%	38.6%	44.2%

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)

	2006	2006	2006	2005	Full Year
	Q3	Q2	Q1	Q4	2006	2005	2004	2003	2002

Operating earnings (loss)	$8.5	$7.6	$7.6	$13.5	$32.8	$37.9	$31.1	$13.8	$(14.8)

Charges (credits) to reported operating earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	0.8	1.4	2.1		4.3			4.6	19.6
Customer reimbursement									(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)		(1.2)
Gain on sale of excess Canadian land							(2.7)

Total adjustments to reported operating earnings (loss)	0.8	1.4	2.1	(1.2)	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted operating earnings, excluding the above referenced items	$9.3	$9.0	$9.7	$12.3	$37.1	$36.7	$28.4	$18.4	$1.7

Adjusted operating earnings, excluding the above reference items, as a percentage of total sales	5.6%	5.4%	6.5%	7.9%	5.7%	5.9%	5.3%	4.0%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2006			2005		Full Year
	Q3	Q2	Q1	Q4	Q2	2006	2005	2004	2003	2002

Net earnings (loss)	$6.2	$5.3	$5.0	$7.5	$3.9	$24.2	$20.8	$19.9	$12.6	$(17.9)

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	0.8	1.4	2.1			4.3			4.6	19.6
Customer reimbursement										(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)			(1.2)
Gain on sale of excess Canadian land								(2.7)
Total adjustments to reported net earnings (loss)	0.8	1.4	2.1	(1.2)	-	4.3	(1.2)	(2.7)	4.6	16.5
Total adjustments, tax affected	0.6	1.1	1.6	(0.9)	-	3.4	(0.9)	(2.1)	3.4	12.4

Tax impact of cash repatriation, net of tax benefit relating to reversal of income tax reserves in certain foreign jurisdictions				1.5	4.5		6.0
Impact of reversal of tax reserves					(1.7)		(1.7)		(7.9)

Adjusted net earnings (loss)	$6.8	$6.4	$6.6	$8.1	$6.7	$27.6	$24.2	$17.8	$8.1	$(5.5)

Adjusted net earnings (loss) as a percentage of total sales	4.1%	3.9%	4.4%	5.2%	4.3%	4.2%	3.9%	3.3%	1.7%	-1.2%

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	Q2	Q1
	2006	2006

Gross Margin	$31.8	$30.0

Charges (credits) to reported gross margin:
Restructuring-related costs included in cost of goods sold	0.5	0.2

Total adjustments to reported gross margin	0.5	0.2

Adjusted gross margin	$32.3	30.2

Adjusted gross margin as a percentage of total sales	19.5%	20.1%

CTS Corporation ADJUSTED EBITDA ($ in millions)

	2007	2007			2006				2005				Full Year
	YTD	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2006	2005	2004	2003	2002
Net earnings (loss)	$ 17.7	$ 7.8	$ 5.9	$ 4.0	$ 7.7	$ 6.2	$ 5.3	$ 5.0	$ 7.6	$ 5.9	$ 3.9	$ 3.4	$ 24.2	$ 20.8	$ 19.9	$ 12.6	$ (17.9)

Depreciation and amortization expense	17.0	5.4	5.8	5.8	5.9	5.8	6.5	6.7	7.2	6.2	6.8	6.9	24.9	27.1	26.1	33.6	43.4
Interest expense	2.3	0.9	0.7	0.7	0.8	0.8	1.0	1.1	1.3	1.3	1.6	1.7	3.7	5.9	5.5	7.6	10.2
Tax expense (benefit)	4.8	2.1	1.6	1.1	1.5	1.9	1.5	1.6	4.8	1.6	4.9	1.0	6.5	12.3	6.1	(6.3)	(5.9)
EBITDA	$ 41.8	$ 16.2	$ 14.0	$ 11.6	$ 15.9	$ 14.7	$ 14.3	$ 14.4	$ 20.9	$ 15.0	$ 17.2	$ 13.0	$ 59.3	$ 66.1	$ 57.6	$ 47.5	$ 29.8

Charges (credits) to EBITDA:
Restructuring, restructuring-related, and asset impairment charges						0.8	1.4	2.1					4.3			4.6	19.6
Customer reimbursement																	(3.1)
Gain on sale of excess equipment less LTCC severance									(1.2)					(1.2)
Gain on sale of excess Canadian Land															(2.7)

Total adjustments to reported EBITDA	-	-	-	-	-	0.8	1.4	2.1	(1.2)	-	-	-	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted EBITDA	$ 41.8	$ 16.2	$ 14.0	$ 11.6	$ 15.9	$ 15.5	$ 15.7	$ 16.5	$ 19.7	$ 15.0	$ 17.2	$ 13.0	$ 63.6	$ 64.9	$ 54.9	$ 52.1	$ 46.3

Adjusted EBITDA % of total sales	8.2%	9.3%	8.3%	7.1%	9.2%	9.4%	9.5%	11.0%	12.7%	10.1%	10.9%	8.4%	9.7%	10.5%	10.3%	11.3%	10.1%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Full Year
	2006	2005	2004	2003

Operating earnings	$32.8	$37.9	$31.1	$13.8

Charges (credits) to reported operating earnings:
Restructuring and asset impairment charges	4.3			4.6
Gain on sale of excess equipment less LTCC severance		(1.2)
Gain on sale of excess Canadian land			(2.7)

Total adjustments to reported operating earnings	4.3	(1.2)	(2.7)	4.6

Adjusted operating earnings	$37.1	$36.7	$28.4	$18.4

Tax rate	21%	24%	23%	25%

Tax effected adjusted operating earnings	$29.3	$27.9	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders' equity	$319.0	$328.1	$310.7	$294.2
Long-term debt	60.6	68.3	94.2	75.9
Notes payable and current portion of LT debt	5.6	13.5	3.3	-
Less: Cash	(38.6)	(12.0)	(61.0)	(25.4)
Invested capital	$346.6	397.9	347.2	344.7

Prior Year:
Shareholders' equity	328.1	310.7	294.2	265.0
Long-term debt	68.3	94.2	75.9	67.0
Notes payable and current portion of LT debt	13.5	3.3	-	28.3
Less: Cash	(12.0)	(61.0)	(25.4)	(9.2)
Invested capital	397.9	347.2	344.7	351.1

Adjusted invested capital	$372.3	$372.6	$346.0	$347.9

Adjusted return on invested capital	7.9%	7.5%	6.3%	4.0%

Sales	$655.6	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings	29.3	27.9	21.9	13.8
Tax effected adjusted operating margin as a percentage of sales (a)	4.5%	4.5%	4.1%	3.0%

Sales	$655.6	$617.5	$531.3	$463.0
Adjusted invested capital	372.3	372.6	346.0	347.9
Invested capital turns (b)	1.76	1.66	1.54	1.33

Adjusted return on invested capital (a) x (b)	7.9%	7.5%	6.3%	4.0%

CTS Corporation
Reconciliation of Project Full Year Earnings Per Share to Adjusted Projected Earnings Per Share

	Year Ended December 31, 2007 (2)	Year Ended December 31, 2006 (1)

Projected GAAP earnings per share	$0.59 - $0.62	$0.66 - $0.69

Restructuring and related charges	0.06	0.08

Adjusted earnings per share	$0.65 - $0.68	$0.74 - $0.77

1. Estimate as of 10/24/2006
2. Estimate as of 10/23/2007